SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              June 11, 2003
                                                   -----------------------------



                             AMERICAN SKIING COMPANY
           -------------------------------- ------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                 1-13507                        04-3373730
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(State or other                 (Commission                       (IRS Employer
jurisdiction of incorporation   File Number)                 Identification No.)
or organization)


136 Heber Avenue, P.O. Box 4552, Park City, Utah                           84060
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   (Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:  (435) 615-0340
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)



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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit Description

                  99.1     Press release, dated June 11, 2003.

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition)

                  The following information is being furnished under Item 12, "Disclosure of Results of Operations and Financial Condition" in accordance with the interim guidance provided by the Securities and Exchange Commission (the "SEC") pursuant to SEC Release Nos. 33-8216 and 34-47583.

                  On June 11, 2003, American Skiing Company (the "Company") issued a press release announcing the Company's results of operations and financial condition for its third fiscal quarter and 39 weeks ended April 27, 2003. A copy of the press release is included as Exhibit 99.1 to, and is incorporated by reference in, this current report on Form 8-K.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2003             AMERICAN SKIING COMPANY

                                  By:   /s/ Foster A. Stewart, Jr.
                                     -----------------------------
                                  Name: Foster A. Stewart, Jr.
                                  Title: Senior Vice President & General Counsel






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                                INDEX TO EXHIBITS


99.1     Press release, dated June 11, 2003.